EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of ______________, 2007, among GeoResources, Inc., a Colorado corporation (“Geo”), Southern  Bay Energy Acquisition, LLC, a Texas limited liability company (“Southern Sub”), Chandler Acquisition, LLC, a Colorado limited liability company (“Chandler Sub”), and the investors signatory hereto (each such investor is a “Holder” and any or all such investors are, collectively, the “Holders”).

WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing, under Section 6.2(f) of the Agreement and Plan of Merger, dated September 14, 2006 (the “Merger Agreement”), among Geo, Southern Sub, Chandler Sub, Southern Bay Oil & Gas, L.P., a Texas limited partnership, Chandler Energy, LLC, a Colorado limited liability company and PICA Energy, LLC, a Colorado limited liability company; and

WHEREAS, this Agreement is also entered into in connection with that certain Private Placement Memorandum (the “PPM”) (which includes the definitive Proxy Statement of Geo filed with the Securities and Exchange Commission (the “Commission”) on February 23, 2007), to which this Agreement is attached as Exhibit C, and it is required that each respective Holder concurrently enter into this Agreement in connection with the Yuma Working Interests Sale Agreement (the “Yuma Working Interests Sale Agreement”) attached as Exhibit D and that certain Subscription Agreement (the “Subscription Agreement”), between the Geo and the Holder, attached as Exhibit B to the PPM, under which the undersigned Holder has irrevocably subscribed for shares of Common Stock (the “Common Stock”) of Geo;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Geo and the parties hereto agree as follows:

Definitions.  In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Merger Agreement, and (b) the following terms have the meanings indicated:

“Filing Date” means, with respect to the initial Registration Statement required to be filed pursuant to Section 6.2(f) of the Merger Agreement, 30 days after the Closing.

“Prospectus” means the prospectus to be included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act of 1933 (the “Securities Act”)), as such Prospectus may be amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference into such Prospectus.

“Registrable Securities” means any Common Stock issued or issuable pursuant to the Merger Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means any registration statement of Geo which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference into such registration statement.

“Required Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, 90 days after the Closing (or, if the Commission conducts a review of the Registration Statement, 120 days after the Closing).

 “Rule 415,” “Rule 424” and “Rule 461” means Rule 415, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

Shelf and Piggyback Registration Rights

As promptly as possible, and in any event on or prior to the Filing Date, Geo shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if Geo is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Holders may consent) and shall contain (except if otherwise directed by the Holders) the “Plan of Distribution” attached hereto as Annex A.  Geo shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the second anniversary after the Effective Time and (ii) when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).  Geo shall notify each Holder in writing promptly (and in any event within two Business Days) after receiving notification from the Commission that a Registration Statement has been declared effective.

The initial Registration Statement to be filed hereunder shall cover the sale by the Holders of the Registrable Securities.

Notwithstanding the foregoing, Geo may postpone the filing of a registration statement (for a period not exceeding 90 days) if its Board of Directors in good faith determines that the filing or the distribution of the Registrable Securities will adversely interfere with a public offering by Geo or with a financing, acquisition, corporate reorganization or similar corporate transaction.

 If at any time after the Filing Date and before the filing of the above-referenced initial Registration Statement, there is not an effective Registration Statement covering all of the Registrable Securities and Geo shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then Geo shall, within 20 days before filing such Registration Statement, send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, Geo shall include in such registration statement all or any part of such Registrable Securities as such holder requests to be registered.  If the registration referred to in this subsection (d) involves an underwriting, Geo shall use its reasonable efforts to cause the managing underwriter of the proposed underwritten offering to permit the Holders of the Registrable Securities to register their securities in such public offering on the same terms and conditions as are applicable to the securities of Geo included therein.

Registration Procedures.  In connection with Geo’s registration obligations hereunder, Geo shall:

Not less than three Business Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), Geo shall (i) furnish to the Holders copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.  Geo shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of two thirds (66 2/3%) of the Registrable Securities shall reasonably object.

Prepare and file with the Commission (i) such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within 20 Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than five Business Days thereafter, of any of the following events: (i) the Commission notifies Geo whether there will be a “review” of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case Geo shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) Geo receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.  Geo hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) In the time and manner required by with respect to any market on which the Common Stock is or will be traded (the “Trading Market”), if at all, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be listed on each Trading Market as soon as reasonably practicable thereafter; (iii) to the extent available to Geo, provide to the Holders evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.

Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Merger Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

Upon the occurrence of any event described in Section 3(c)(v), 3(c)(vi) or 3(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities, including without limitation by making available any documents and information; provided that Geo will not deliver or make available to any Holder material, nonpublic information unless such Holder has entered into an appropriate confidentiality agreement with respect to such information.  The refusal by Geo to deliver any material, nonpublic information prior to the execution by such Holder of an appropriate confidentiality agreement shall not be deemed to be a breach of this Section 3(l).

  If Holders of a majority of the Registrable Securities being offered pursuant to a Registration Statement select underwriters for the offering, Geo shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations.

 Comply with all applicable rules and regulations of the Commission.

Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by Geo shall be borne by Geo whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Trading Market, and (ii) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for Geo in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders )), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses, and (d) fees and expenses of all other Persons retained by Geo in connection with the consummation of the transactions contemplated by this Agreement.

Indemnification

Indemnification by Geo.  Geo shall indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and disbursements) (such losses, claims, damages, liabilities and expenses, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that (i) such untrue statements or omissions are based upon information regarding such Holder furnished to Geo by such Holder for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after Geo has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(f) as well.

Indemnification by Holders.  In connection with the Registration Statement, each Holder will furnish to Geo in writing such information and affidavits as Geo reasonably requests in connection with any Registration Statement or Prospectus and each Holder shall, severally and not jointly, indemnify and hold harmless Geo, its directors, officers, agents and employees, each Person who controls Geo (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses  arising out of any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such untrue statement or omission is contained in any information so furnished by such Holder to Geo for inclusion in such Registration Statement or such Prospectus.  Geo shall also be entitled to receive indemnities from underwriters, selling brokers, dealer--managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Person for the inclusion in any Prospectus or Registration Statement.

Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Miscellaneous

Remedies.  In the event of a breach by Geo or by a Holder of any of their obligations under this Agreement, each Holder or Geo, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  Geo and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

Amendments and Waivers.  Except as may otherwise be specifically set forth herein, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by Geo and the Holders of at least a majority of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

No Inconsistent Agreements.  Neither Geo nor any of its subsidiaries has entered, as of the date hereof, nor shall Geo or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of materially impairing the rights granted to any Holder pursuant to this Agreement or otherwise conflicts with the provisions hereof.  Except as and to the extent specified in the applicable schedule to the Merger Agreement, neither Geo nor any Subsidiary has previously entered into  any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from Geo of the occurrence of any event of the kind described in Sections 3(c)(v), 3(c)(vi), or 3(c)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by Geo that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  Geo may provide appropriate stop orders to enforce the provisions of this paragraph.

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number, or via e-mail at the e-mail address, as provided in writing by the party receiving notice to the party giving notice, specified in this Section prior to 4:30 p.m. (Central Standard Time or Central Daylight Savings Time, as may be applicable) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail to such facsimile number or e-mail address on a day that is not a Business Day or later than 4:30 p.m. and earlier than 11:59 p.m. (Central Standard Time or Central Daylight Savings Time, as may be applicable) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth in the Merger Agreement.  “Business Day” as used in this Agreement shall mean any day, excluding weekends and holidays, on which banks in Texas are generally open for business.

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Geo may not assign its rights or obligations hereunder without the prior written consent of Holders of a majority of the remaining, unsold Registrable Securities.  Each Holder may assign its rights and obligations hereunder in the manner and to the extent permitted under the Merger Agreement.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile or e-mail transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, without regard to conflicts of laws provisions.

Jurisdiction and Venue.  The parties irrevocably consent to the jurisdiction of, and venue in, the courts of the State of Colorado and of any federal court located in the county of Denver, Colorado in connection with any action or proceeding arising out of or relating to this Agreement.

Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, then, so long as the fundamental intent and purpose of this Agreement will not be materially impaired, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GEORESOURCES, INC.

By:___________________________

     Jeffrey P. Vickers, President

SOUTHERN BAY ENERGY ACQUISITION, LLC

By:___________________________

     Jeffrey P. Vickers, Manager

CHANDLER ACQUISITION, LLC

By:___________________________

     Jeffrey P. Vickers, Manager

THE SIGNATURE PAGES OF THE HOLDERS ARE ATTACHED HERETO AS ANNEX B

Annex A

Plan of Distribution

This Plan of Distribution (this “Plan”) is attached to and made part of that certain Registration Rights Agreement, among the Holders and other parties thereto.  Capitalized terms not defined in this Plan shall have the meanings set forth in the Registration Rights Agreement.

The Holders may, from time to time, sell any or all of their shares of common stock on any Trading Market on which the Registrable Securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The Holders may use any one or more of the following methods when selling shares:

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ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

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block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

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purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

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an exchange distribution in accordance with the rules of the applicable Trading Market;

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privately negotiated transactions;

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short sales;

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broker-dealers may agree with the Holders to sell a specified number of such shares at a stipulated price per share;

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a combination of any such methods of sale; and

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any other method permitted pursuant to applicable law.

The Holders may also sell shares under Rule 144 under the Securities Act, if available, rather than under the Prospectus.

The Holders may also engage in short sales against the box, puts and calls and other transactions in the Registrable Securities or derivatives of such securities and may sell or deliver shares in connection with these trades.

Broker-dealers engaged by the any of the Holders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Holders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The Holders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.  Any profits on the resale of Registrable Securities by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act.  Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of Registrable Securities will be borne by respective Holders.  The Holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of Registrable Securities if liabilities are imposed on that person under the Securities Act.

The respective Holders may from time to time pledge or grant a security interest in some or all of the Registrable Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time under the Prospectus after Geo has filed an amendment to the prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of Holders to include the pledgee, transferee or other successors in interest as Holders under the Prospectus.

The Holders also may transfer any of the Registrable Securities in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of the Prospectus and may sell Registrable Securities from time to time under the Prospectus after Geo filed an amendment to the Prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Holders to include the pledgee, transferee or other successors in interest as Holders under the Prospectus.

The Holders and any broker-dealers or agents that are involved in selling Registrable Securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the Registrable Securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

Geo is required to pay all fees and expenses incident to the registration of the Registrable Securities, including the fees and disbursements of counsel to the Holders.  Geo has agreed to indemnify the Holders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The Holders have advised Geo that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their Registrable Securities, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of Registrable Securities by any Holder.  If Geo is notified by any Holder that any material arrangement has been entered into with a broker-dealer for the sale of Registrable Securities, if required, Geo will file a supplement to the Prospectus.  Any Holders that use the Prospectus for any sale of any of the Registrable Securities will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of Registrable Securities and activities of the Holders.

Annex B

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the ___ day of _____________, 2007.

Address:

_________________________________

_______________________________

Signature of Purchaser

_________________________________

_______________________________

Typed/Printed Name of Purchaser